UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2003

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way

Hayward, CA 94545

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (510) 265-9000

Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On November 5, 2003, Aradigm Corporation (the “Company”) announced via press release the Company’s results for its third quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information and the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as, amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: November 5, 2003

	By:	/s/ THOMAS C. CHESTERMAN Thomas C. Chesterman

Title:
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated November 5, 2003